UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2018

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Poplar Avenue, Suite 500, Germantown, Tennessee	38138
(Address of principal executive offices)	(Zip Code)
(901) 682-6600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ¨☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2018, the registrant held its 2018 Annual Meeting of Shareholders. The following matters were submitted to a vote of the shareholders of record as of March 16, 2018 through the solicitation of proxies:

1.	To elect twelve directors to serve for one year and until their successors have been duly elected and qualified;

2.	To provide an advisory (non-binding) vote to approve compensation of the registrant’s named executive officers;

3.	To approve the Second Amended and Restated Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan; and

4.	To ratify Ernst & Young LLP as the registrant’s independent registered public accounting firm for 2018.

All twelve nominees were elected to serve for one year and until their successors have been duly elected and qualified. The results of the election were as follows:

	For	Against	Abstain	Broker Non-Votes
H. Eric Bolton, Jr.	90,702,439	2,330,938	3,057,333	7,398,305
Russell R. French	95,497,845	531,318	61,547	7,398,305
Alan B. Graf, Jr.	93,725,372	2,297,789	67,549	7,398,305
Toni Jennings	95,173,845	876,322	40,543	7,398,305
James K. Lowder	95,096,181	931,487	63,042	7,398,305
Thomas H. Lowder	95,314,551	701,851	74,308	7,398,305
Monica McGurk	95,173,696	871,546	45,468	7,398,305
Claude B. Nielsen	89,761,667	6,281,059	47,984	7,398,305
Philip W. Norwood	94,913,711	1,122,007	54,992	7,398,305
W. Reid Sanders	95,471,239	508,650	110,821	7,398,305
Gary Shorb	95,515,585	502,980	72,145	7,398,305
David P. Stockert	95,049,048	975,537	66,125	7,398,305

The advisory (non-binding) vote to approve the compensation of named executive officers was in favor of executive compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
89,803,898	6,137,206	149,606	7,398,305

The Second Amended and Restated Mid-America Apartment Communities, Inc. 2013 Stock Incentive Plan was approved. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
92,639,221	3,336,840	114,649	7,398,305

Ernst & Young LLP was ratified to serve as the registrant’s independent registered public accounting firm for 2018. The results of the vote were as follows:

For	Against	Abstain
102,558,830	867,914	62,271

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: May 22, 2018	By:	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer (Principal Financial Officer)